ForeRetirement Foundation Variable Annuity

Supplement dated February 26, 2018 to your

Prospectus dated May 1, 2017

HIMCO VIT Index Fund

On December 1, 2017, the Board of Trustees of HIMCO Variable Insurance Trust (“HIMCO”) approved a proposed Agreement and Plan of Reorganization (“Reorganization”) to reorganize the Fund listed above (“Merging Fund”) into a corresponding BlackRock Variable Series Funds, Inc. (“Acquiring Fund”) as shown below.  The investment adviser for the Acquiring Fund is BlackRock Advisors, LLC.  Additional information on the Acquiring Fund will be available in the Fund’s prospectus.

Merging Fund Sub-Account and Share Class	Acquiring Fund Sub-Account and Share Class
HIMCO VIT Index Fund, Class B	BlackRock S&P 500 Index V.I. Fund, Class III

Shareholders of record of the Merging Fund as of the close of business, January 12, 2018, will be asked to vote and approve the Agreement and Plan of Reorganization.  A Combined Prospectus/Proxy Statement is expected to be mailed in February and will provide the information about the proposed Reorganization. If the Reorganization is approved, the Acquiring Fund will become available as an investment option under your Contract effective on or about April 23, 2018 through a supplement to be mailed at a later date.

If the Reorganization is approved, you will no longer be able to allocate new Premium Payments or make Sub-Account transfers to the Merging Fund, including transfers via InvestEase, any of the Dollar Cost Averaging programs, or Asset Rebalancing, on or after the close of business on April 20, 2018.

On or about the close of business on April 23, 2018, for the Reorganization that is approved:

•                  Contract Value.  If any of your Contract Value is invested in the HIMCO VIT Index Fund Sub-Account, that Contract Value will be automatically merged into the BlackRock S&P 500 Index V.I. Fund Sub-Account;

•                  Premium Payments.  If any portion of your future Premium Payments is allocated to the HIMCO VIT Index Fund Sub-Account, you may redirect that allocation to another Sub-Account available under your Contract subject to applicable Investment Restrictions;

•                  Financial Transactions.  Any transaction that includes an allocation to the HIMCO VIT Index Fund Sub-Account will automatically be allocated to the BlackRock S&P 500 Index V.I. Fund Sub-Account;

•                  Enrollments.  If you do not make any updates to your enrollments, InvestEase, any of the Dollar Cost Averaging programs, Asset Rebalancing, or Systematic Withdrawals, that includes transfers of Contract Value into or out of the HIMCO VIT Index Fund Sub-Account, your enrollment will automatically be updated to reflect the BlackRock S&P 500 Index V.I. Fund Sub-Account; and

•                  Sub-Account Transfer Rule.  The transfer of your Contract Value from the HIMCO VIT Index Fund Sub-Account as a result of the Reorganization will not be counted against any limitation on the number of transfers that may be performed.

Upon completion of the proposed Reorganization, all information and references to the HIMCO VIT Index Fund Sub-Account are deleted from your prospectus.

This Supplement Should be Retained for Future Reference.

FRF-022618-FM